                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of March, 2001.


                                             /s/ Frank Borman
                                             -----------------------------------
                                             Frank Borman

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 22nd day of February, 2001.


                                    /s/ Gregory D. Brenneman
                                    --------------------------------------------
                                    Gregory D. Brenneman

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of March, 2001.


                                    /s/ Richard H. Brown
                                    --------------------------------------------
                                    Richard H. Brown

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of March, 2001.


                                             /s/ John L. Clendenin
                                             -----------------------------------
                                             John L. Clendenin

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of March, 2001.


                                             /s/ Bonnie G. Hill
                                             -----------------------------------
                                             Bonnie G. Hill

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of March, 2001.


                                             /s/ Berry R. Cox
                                             -----------------------------------
                                             Berry R. Cox

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of March, 2001.


                                             /s/ Milledge A Hart, III
                                             -----------------------------------
                                             Milledge A. Hart, III

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of March, 2001.


                                             /s/ William S. Davila
                                             -----------------------------------
                                             William S. Davila

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of March, 2001.


                                             /s/ Kenneth G. Langone
                                             -----------------------------------
                                             Kenneth G. Langone

                                POWER OF ATTORNEY

         The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Robert L. Nardelli and Lawrence A. Smith, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot, Inc. Non-Qualified Stock Option and Deferred Stock Units Plan and Agreement, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 8th day of March, 2001.


                                             /s/ M. Faye Wilson
                                             -----------------------------------
                                             M. Faye Wilson